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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                               MFS(R) NEW
                               DISCOVERY FUND

                               SEMIANNUAL REPORT o FEBRUARY 28, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 37 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 13
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 30
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,

The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter six months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

The Fed has just turned a corner in its opinion of the state of the U.S. economy. After a year of lowering interest rates to stimulate an economy it felt was weakening, the central bank left rates unchanged at its meeting on March 19 and announced that it feels risks are balanced now between weakness and inflation. Many investors, we believe, took that as a sign that the Fed could begin raising rates later in 2002 to moderate the pace of an economic recovery. And, in fact, Fed Chairman Alan Greenspan stated to Congress earlier in March that "economic expansion is already well under way."

In our view, however, there are still reasons for caution. Some companies are still cutting back spending and laying off employees, although that trend seems to have slowed in the new year. New jobs remain hard to come by. Many industries continue to be burdened by weak demand that has yet to catch up with an excess of supply. Another moderating factor is that, unlike in many previous recessions, we never experienced a sharp falloff in consumer spending in this downturn -- so there is not a great deal of pent-up consumer demand to drive a recovery.

Taking into account the good news and our reasons for caution, we expect to see an acceleration in the economy this year, but we think that recovery will be moderate, not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post- attack downturn made some stocks even more attractive, in our view.

And although the market has been volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     March 20, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Neil D. Wagner]
     Neil D. Wagner

For the six months ended February 28, 2002, Class A shares of the fund provided a total return of -3.46%, Class B shares -3.76%, Class C shares -3.75%, and Class I shares -3.30%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 0.85% return over the same period for the fund's benchmark, the Russell 2000 Index, an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the NYSE, AMEX, and NASDAQ. During the same period, the average small-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -5.34%.

Q. WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE RUSSELL 2000 INDEX YET OUTPERFORM THE LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. While we are always looking closely at the volatility and risks we build into the fund with our stock purchases, our primary objective is to seek out what we believe are the best growth opportunities among small-cap stocks. As a result, the fund has a more aggressive growth bias than the Russell 2000 Index, which generally holds a more equal combination of growth and value small-cap stocks. As value stocks continued to outperform growth stocks during the period, the fund's core philosophy negatively affected performance versus the benchmark. On the other hand, compared to the Lipper category average, the fund benefited from our heavy allocation in health care stocks, avoidance of some of the major technology disappointments, and strong stock selection among business services companies.

Q. EARLY IN THE PERIOD YOU SIGNIFICANTLY INCREASED THE PORTFOLIO'S EXPOSURE TO TECHNOLOGY STOCKS. DOES THIS MEAN YOU ANTICIPATE AN ECONOMIC RECOVERY SOONER RATHER THAN LATER?

A. We did the majority of our buying of technology stocks in the third quarter of 2001, which provided a major boost to performance. On a long-term basis, we think there are some exciting opportunities in the technology sector. It's very difficult to determine exactly when the economic recovery can take hold, but regardless of this fact, many technology stocks have suffered significant market losses during the past year. We believe many of these companies are leaders in their respective industries, with innovative products and management teams that have a strong chance of success over the long term.

Q. GIVEN THE SHARP REBOUND THE MARKET EXPERIENCED IN THE FOURTH QUARTER OF 2001, ESPECIALLY AMONG TECHNOLOGY STOCKS, WHAT IS YOUR TAKE ON TECHNOLOGY IN THE ENVIRONMENT?

A. As expected, when the market experiences a sharp rally over a short period of time, there is usually some sort of pull back or a pause, and we've seen that happen so far this year. Consequently, what we did back in December was to trim down our tech weighting. The sales were a function of two things. First, in terms of valuations and business fundamentals, many of these stocks looked less attractive to us. Second, because technology stocks appreciated so rapidly in the fourth quarter of 2001, the portfolio's weighting in the sector got to a level that we felt was too high. While we don't base our investment decisions on top-down sector weightings, it did cause us to look more closely at these stocks and compare them to alternatives in different industries. Ultimately, we determined that there were more attractive opportunities in other sectors.

Q.  WHERE WERE YOU FINDING THESE OPPORTUNITIES?

A. In the sector that we categorize as special products & services, data processing companies such as Concord EFS and BISYS looked attractively valued to us, especially as technology stocks were beginning to look expensive at the end of 2001. Data processors and business services companies have been areas on which we often concentrate, especially when pure technology stocks look expensive. While these companies often don't offer the type of explosive growth potential some technology companies can offer, we think they provide more steady earnings growth that may provide a certain amount of stability to the portfolio.

Q. GIVEN THE SUBSEQUENT WEAKNESS WE'VE SEEN IN THE TECHNOLOGY SECTOR THIS YEAR, DID ANY OF THESE STOCKS LOOK ATTRACTIVE AGAIN?

A. Yes. Investors have sold off technology stocks again this year -- in some cases valuations were back to their post-September 11 levels -- consequently some of these companies were looking attractive to us again. One example would be software developer Micromuse Inc., which rallied significantly from its September lows, but has since given up much of its gains. As a result, we think the stock looked to be attractively valued again. More importantly, however, we believe our holdings in the technology sector represented some of the best companies in their respective industries, with compelling catalysts for long-term growth.

Q. IN ADDITION TO FINDING OPPORTUNITIES IN TECHNOLOGY, IT LOOKED AS THOUGH YOU WERE BUYING STOCKS IN THE RETAILING AND LEISURE SECTORS. WHAT DID YOU LIKE ABOUT THESE COMPANIES?

A. Within the leisure sector, we continued to like the restaurant industry. We think the business fundamentals for many of these companies remained attractive, and therefore we think they can continue to produce favorable earnings growth. The other part of our leisure exposure was the media group. In this area, we've focused on companies that we believe offered diversified revenue streams and attractive product lines. In the retail sector, the combination of low valuations and appealing business fundamentals, such as same store sales growth, have caused us to increase our exposure to names such as Talbots, Ann Taylor, and Michaels Stores, and to maintain exposure to Pier 1, which has done well for the portfolio.

Q.  WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND EARNINGS IN 2002?

A. In our view, it's becoming clearer that the market will be looking at a return to moderate economic growth with low inflation. On the earnings front, we think it's extremely difficult to predict earnings growth for the entire market, but our research indicates that we could see low single-digit growth in the first half of the year and a return to more historical averages (the low-double-digit range) in the second half. This environment seems to be telling us that it may no longer be beneficial to be in defensive positions, but we think it's important to keep in mind that stocks and sectors shift in and out of favor and that long-term stock prices are dependent on earnings growth. As a result, we'll continue to be extremely careful about our stock selection and to focus on earnings growth, which we think is a function of management quality and the delivery of products and services that fill a specific need. By concentrating on these criteria, we think we can deliver competitive long-term returns.

/s/ Neil D. Wagner

    Neil D. Wagner
    Portfolio Manager

Notes to shareholders: Effective May 25, 2001, Neil D. Wagner became portfolio manager of the fund, succeeding Brian E. Stack.

Effective April 14, 2000, the fund is no longer available for sale to new shareholders, except for participants making contributions through retirement or college savings plans qualified under sections 401(a), 403(b), or 529 of the Internal Revenue Code of 1986, as amended. Shares of the fund will continue to be available for sale to current shareholders of the fund.

Effective March 1, 2002, the Russell 2000 Growth Index replaces the Russell 2000 Index as the fund's benchmark. We believe the Russell 2000 Growth Index more accurately reflects the portfolio's growth discipline.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

NEIL D. WAGNER IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF THE SMALL-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, INSTITUTIONAL ACCOUNTS, AND VARIABLE ANNUITIES.

NEIL JOINED MFS IN 1998 AS AN EQUITY ANALYST COVERING THE TELECOMMUNICATIONS SOFTWARE, SEMICONDUCTOR, AND SEMICONDUCTOR EQUIPMENT INDUSTRIES. HE HAS FOCUSED ON SMALL- AND MID-CAP INVESTING SINCE HE BEGAN HIS INVESTMENT CAREER IN 1995. HE BECAME PORTFOLIO MANAGER OF OUR INSTITUTIONAL SMALL-CAP PORTFOLIOS IN 2000 AND WAS NAMED PORTFOLIO MANAGER OF OUR SMALL-CAP MUTUAL FUND FOR RETAIL INVESTORS IN 2001.

PRIOR TO JOINING MFS, NEIL WORKED FROM 1997 TO 1998 AS A SENIOR RESEARCH ANALYST FOLLOWING SMALL-CAP STOCKS FOR DFS ADVISORS LLC IN BOSTON. FROM 1995 TO 1997 HE WAS AN ANALYST AT BERKSHIRE PARTNERS, A PRIVATE EQUITY INVESTMENT FIRM IN BOSTON. HE BEGAN HIS CAREER AS A MANAGEMENT CONSULTANT WITH BAIN AND CO., WHERE HE WORKED FROM 1993 TO 1995.

NEIL RECEIVED A BACHELOR OF ARTS DEGREE IN MATHEMATICS AND PHYSICS FROM COLGATE UNIVERSITY.

ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN THE COMPANY. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:                 SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     JANUARY 2, 1997

CLASS INCEPTION:           CLASS A  JANUARY 2, 1997
                           CLASS B  NOVEMBER 3, 1997
                           CLASS C  NOVEMBER 3, 1997
                           CLASS I  JANUARY 2, 1997

SIZE:                      $1.6 BILLION NET ASSETS AS OF FEBRUARY 28, 2002
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2002

CLASS A
                                              6 Months       1 Year      3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                  -3.46%      -10.90%      +50.40%      +125.79%      +127.82%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --         -10.90%      +14.57%      + 17.69%      + 17.32%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --         -16.02%      +12.33%      + 16.30%      + 15.98%
--------------------------------------------------------------------------------------------------------------

CLASS B
                                              6 Months       1 Year      3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding               -3.76%      -11.48%      +47.73%      +119.65%      +121.63%
  Sales Charge
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding            --         -11.48%      +13.81%      + 17.04%      + 16.69%
  Sales Charge
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including            --         -15.02%      +13.04%      + 16.83%      + 16.59%
  Sales Charge
--------------------------------------------------------------------------------------------------------------

CLASS C
                                              6 Months       1 Year      3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding               -3.75%      -11.46%      +47.68%      +120.04%      +122.02%
  Sales Charge
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding            --         -11.46%      +13.88%      + 17.08%      + 16.73%
  Sales Charge
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including            --         -12.34%      +13.88%      + 17.08%      + 16.73%
  Sales Charge
--------------------------------------------------------------------------------------------------------------

CLASS I
                                              6 Months       1 Year      3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)       -3.30%      -10.61%      +52.02%      +129.86%      +131.93%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --         -10.61%      +14.98%      + 18.11%      + 17.72%
  (No Sales Charge)
--------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, January 2, 1997, through February 28, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and C share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C share performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small or emerging growth companies is riskier than investing in more-established companies.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2002

FIVE LARGEST STOCK SECTORS

              TECHNOLOGY                                   26.6%
              HEALTH CARE                                  25.4%
              SPECIAL PRODUCTS & SERVICES                  19.4%
              LEISURE                                      11.6%
              RETAILING                                     5.2%

TOP 10 STOCK HOLDINGS

CAREMARK RX, INC.  2.8%
Health care cost-containment company                  WEBMD CORP.  1.6%
                                                      Information services provider for the
AMDOCS LTD.  2.5%                                     health care industry
Telecommunications software developer
                                                      ZARLINK SEMICONDUCTOR, INC.  1.5%
GLOBESPANVIRATA, INC.  2.3%                           Communications semiconductors manufacturer
Provider of advanced integrated circuits
                                                      AFFILIATED COMPUTER SERVICES, INC.  1.5%
SCHOLASTIC CORP.  1.9%                                Provider of technology outsourcing and
Global children's publishing and media company        systems integration services

HAEMONETICS CORP.  1.8%                               CIRRUS LOGIC, INC.  1.5%
Manufacturer of automated systems for the health      Integrated circuit manufacturer for
care industry                                         entertainment electronics

CONCORD EFS, INC.  1.7%
Provider of electronic transaction services

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS New Discovery Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1. Trustees of the Trust were elected as follows:

                                                      NUMBER OF SHARES
                                              --------------------------------
                                                                      WITHHOLD
NOMINEE                                                   FOR        AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                              52,894,327.427      764,143.749
John W. Ballen                                 52,904,126.145      754,345.031
Lawrence H. Cohn                               52,875,217.857      783,253.319
J. David Gibbons                               52,886,974.087      771,497.089
William R. Gutow                               52,883,934.744      774,536.432
J. Atwood Ives                                 52,895,711.178      762,759.998
Abby M. O'Neill                                52,895,807.500      762,663.676
Lawrence T. Perera                             52,890,876.857      767,594.319
William J. Poorvu                              52,889,208.301      769,262.875
Arnold D. Scott                                52,899,521.343      758,949.833
J. Dale Sherratt                               52,906,680.104      751,791.072
Elaine R. Smith                                52,886,753.361      771,717.815
Ward Smith                                     52,887,919.296      770,551.880

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 39,389,040.823
Against                                              2,062,888.472
Abstain                                              1,119,925.881
Broker Non-votes                                    11,086,616.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 39,193,663.149
Against                                              2,224,150.499
Abstain                                              1,154,041.528
Broker Non-votes                                    11,086,616.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 51,987,883.092
Against                                                615,857.219
Abstain                                              1,054,730.865

ITEM 5. The ratification of the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending August 31, 2002.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 52,456,697.415
Against                                                284,185.844
Abstain                                                917,587.917

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2002

Stocks - 91.8%
------------------------------------------------------------------------------
ISSUER                                                SHARES             VALUE
------------------------------------------------------------------------------
U.S. Stocks - 89.7%
  Advertising & Broadcasting - 0.1%
    Doubleclick, Inc.*                               108,300    $    1,166,391
------------------------------------------------------------------------------
  Aerospace & Defense - 0.8%
    United Defense Industries, Inc.*                 452,140    $   12,388,636
------------------------------------------------------------------------------
  Agricultural Products - 0.5%
    Delta and Pine Land Co.                          413,110    $    7,824,303
------------------------------------------------------------------------------
  Auto Parts - 0.2%
    O'Reilly Automotive, Inc.*                       108,300    $    3,579,315
------------------------------------------------------------------------------
  Biotechnology - 0.4%
    Alkermes, Inc.*                                  141,600    $    3,535,752
    Harvard Bioscience, Inc.*                        415,980         3,344,479
                                                                --------------
                                                                $    6,880,231
------------------------------------------------------------------------------
  Business Machines - 0.2%
    Therma-Wave, Inc.*                               200,980    $    2,271,074
------------------------------------------------------------------------------
  Business Services - 12.6%
    Affiliated Computer Services, Inc., "A"*         452,878    $   22,150,263
    Arbitron, Inc.                                    70,400         2,168,320
    BISYS Group, Inc.*                               446,924        14,069,168
    Braun Consulting, Inc.*                          945,120         3,582,005
    Bright Horizons Family Solutions, Inc.*          119,600         3,272,256
    C.H. Robinson Worldwide, Inc.                    130,960         3,810,936
    Concord EFS, Inc.*                               848,580        25,482,857
    CSG Systems International, Inc.*                 396,590        12,365,676
    Dendrite International, Inc.*                  1,093,799        11,845,843
    DST Systems, Inc.*                               303,900        12,669,591
    Forrester Research, Inc.*                        444,900         8,662,203
    Gartner Group, Inc., "A"*                        307,690         3,633,819
    infoUSA, Inc.*                                   454,145         3,070,020
    KPMG Consulting, Inc.                            671,800        11,776,654
    Mettler Toledo International, Inc.*              195,060         9,450,657
    MPS Group, Inc.*                                 425,761         2,805,765
    Navigant Consulting Co.*                         249,280         1,343,619
    NCO Group, Inc.*                                 251,620         6,298,049
    Peregrine Systems, Inc.*                         906,206         8,155,854
    Probusiness Services, Inc.*                      317,710         5,750,551
    Radiant Systems, Inc.*                           421,290         3,707,352
    Sitara Networks, Inc.*                            49,581            59,993
    Spherion Corp.*                                  579,020         5,384,886
    Technology Solutions Co.*                      1,165,880         1,981,996
    WebMD Corp.*                                   3,050,240        23,944,384
                                                                --------------
                                                                $  207,442,717
------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.7%
    Enterasys Networks, Inc.*                      2,199,710    $    7,808,971
    Netscreen Technologies, Inc.*                     32,500           454,675
    Riverstone Networks, Inc.*                       905,200         3,457,864
                                                                --------------
                                                                $   11,721,510
------------------------------------------------------------------------------
  Computer Software - 0.9%
    Micromuse, Inc.*                                 923,300    $    8,365,098
    Netegrity, Inc.*                                 588,905         7,267,088
                                                                --------------
                                                                $   15,632,186
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.5%
    HNC Software, Inc.*                              716,330    $   10,085,927
    IMPATH, Inc.*                                    157,858         5,482,408
    Verity, Inc.*                                    654,630         8,601,838
                                                                --------------
                                                                $   24,170,173
------------------------------------------------------------------------------
  Computer Software - Services - 3.7%
    CheckFree Corp.*                                 287,925    $    4,016,554
    Covansys Corp.*                                  501,960         4,101,013
    Hyperion Solutions Corp.*                        739,410        15,941,679
    Informatica Corp.*                               488,100         4,436,829
    Interwoven, Inc.*                                806,000         5,053,620
    Legato Systems, Inc.*                            526,000         5,075,900
    MetaSolv, Inc.*                                  727,330         4,414,893
    SonicWall, Inc.*                                 137,100         1,774,074
    TIBCO Software, Inc.*                            489,740         5,166,757
    Tier Technologies, Inc.*                         137,560         2,200,960
    Watchguard Technologies, Inc.*                   725,322         3,749,915
    webMethods, Inc.*                                250,020         4,300,344
                                                                --------------
                                                                $   60,232,538
------------------------------------------------------------------------------
  Computer Software - Systems - 4.6%
    Aspen Technology, Inc.*                          544,603    $    8,495,807
    Edwards (J.D.) & Co.*                            635,800         9,314,470
    Global Payments, Inc.*                           476,297        14,560,399
    Jack Henry & Associates, Inc.                    656,200        14,239,540
    Keane, Inc.*                                     721,400        11,542,400
    McDATA Corp.*                                    217,200         3,423,072
    StorageNetworks, Inc.*                         3,024,620         9,860,261
    Wind River Systems, Inc.*                        335,629         3,889,940
                                                                --------------
                                                                $   75,325,889
------------------------------------------------------------------------------
  Construction Services - 0.5%
    Martin Marietta Materials, Inc.                  211,750    $    8,840,563
------------------------------------------------------------------------------
  Containers - 0.3%
    Ivex Packaging Corp.*                            259,000    $    5,695,410
------------------------------------------------------------------------------
  Defense Electronics - 0.1%
    EDO Corp.                                         34,490    $      915,710
    Integrated Defense Technologies*                  39,070           996,285
                                                                --------------
                                                                $    1,911,995
------------------------------------------------------------------------------
  Electronics - 6.9%
    Alpha Industries, Inc.*                          445,400    $    6,863,614
    Brooks Automation, Inc.*                          48,470         2,121,532
    Cable Design Technologies Corp.*                 614,153         7,124,175
    Cirrus Logic, Inc.*                            1,422,700        21,952,261
    Cymer, Inc.                                      108,500         3,974,355
    DSP Group, Inc.*                                 607,520        12,235,453
    Elantec Semiconductor, Inc.*                      32,800         1,004,336
    ESS Technology, Inc.*                            428,940         8,939,109
    Genesis Microchip, Inc.*                         234,800         5,515,452
    HI/ FN, Inc.*                                    109,590         1,140,832
    LTX Corp.*                                        57,400         1,239,840
    Marvell Technology Group Ltd.*                    21,700           665,973
    Mattson Technology, Inc.*                        541,300         2,944,672
    Microtune, Inc.*                                 289,500         3,303,195
    MKS Instruments, Inc.*                            63,200         1,697,552
    Tektronix, Inc.*                                 247,300         5,912,943
    The InterCept Group, Inc.*                        70,500         2,742,450
    Veeco Instruments, Inc.*                          90,585         2,265,531
    Zoran Corp.*                                     603,853        21,805,132
                                                                --------------
                                                                $  113,448,407
------------------------------------------------------------------------------
  Entertainment - 2.0%
    Emmis Broadcasting Corp., "A"*                   465,970    $   12,497,316
    Entercom Communications Corp.*                    74,230         3,801,318
    Spanish Broadcasting Systems, Inc.*              602,845         7,499,392
    World Wrestling Federation Entertainment, Inc.*  629,100         8,524,305
                                                                --------------
                                                                $   32,322,331
------------------------------------------------------------------------------
  Financial Institutions - 0.4%
    Federated Investors, Inc., "A"                   100,000    $    3,158,000
    Financial Federal Corp.*                         136,720         4,040,076
                                                                --------------
                                                                $    7,198,076
------------------------------------------------------------------------------
  Food & Beverage Products - 0.3%
    Del Monte Foods Co.*                             553,860    $    4,652,424
------------------------------------------------------------------------------
  Furniture & Home Appliances - 0.5%
    Pier 1 Imports, Inc.                             417,700    $    8,341,469
------------------------------------------------------------------------------
  Gaming & Hotels - 0.3%
    Station Casinos, Inc.*                           377,293    $    5,051,953
------------------------------------------------------------------------------
  Healthcare - 4.0%
    Apria Healthcare Group, Inc.*                    314,550    $    6,791,135
    Caremark Rx, Inc.*                             2,428,890        42,384,130
    Community Health Care*                           113,800         2,537,740
    First Health Group Corp.*                        517,400        11,889,852
    Select Medical Corp.*                            176,300         2,231,958
                                                                --------------
                                                                $   65,834,815
------------------------------------------------------------------------------
  Insurance - 1.1%
    Arthur J. Gallagher & Co.                        109,500    $    3,817,170
    Willis Group Holdings Ltd.*                      540,510        14,588,365
                                                                --------------
                                                                $   18,405,535
------------------------------------------------------------------------------
  Internet - 0.8%
    CNET Networks, Inc.*                             796,290    $    3,790,340
    Digital Insight Corp.*                           256,930         6,045,563
    OneSource Information Services, Inc.*            388,360         2,897,166
                                                                --------------
                                                                $   12,733,069
------------------------------------------------------------------------------
  Manufacturing - 0.3%
    Armor Holdings, Inc.*                            204,950    $    4,717,949
------------------------------------------------------------------------------
  Medical & Health Products - 5.6%
    Closure Medical Corp.*                           242,170    $    4,685,990
    CONMED Corp.*                                    514,035        10,594,261
    DJ Orthopedics, Inc.*                            125,260         1,265,126
    Haemonetics Corp.*                               884,918        26,618,333
    I-STAT Corp.*                                    271,200         1,613,640
    Inhale Therapeutic Systems Co.*                1,300,100        16,758,289
    Noven Pharmaceuticals, Inc.*                     887,100        18,549,261
    Novoste Corp.                                    248,200         1,662,940
    Urologix, Inc.*                                   42,200           590,800
    Wilson Great Batch Technologies, Inc.*           189,820         4,904,949
    Zoll Medical Corp.*                              166,000         5,776,800
                                                                --------------
                                                                $   93,020,389
------------------------------------------------------------------------------
  Medical & Health Technology Services - 12.2%
    Arthrocare Corp.*                                455,940    $    6,360,363
    Ameripath, Inc.*                                 412,590        11,172,937
    Cyberonics, Inc.*                                137,130         2,021,296
    Cyberonics, Inc.*+                               372,300         5,487,702
    Cytyc Corp.*                                      19,924           467,417
    Davita, Inc.*                                    467,497        10,448,558
    Edwards Lifesciences Corp.*                      558,000        15,919,740
    IDEXX Laboratories, Inc.*                        840,431        21,918,440
    LifePoint Hospitals, Inc.*                       215,360         7,072,422
    Lincare Holdings, Inc.*                          505,720        12,723,915
    Martek Biosciences Corp.*##                      110,752         2,977,014
    NDChealth Corp.                                  524,025        17,837,811
    Omnicare, Inc.                                   191,440         4,048,956
    Orthodontic Centers of America, Inc.*            718,925        17,929,990
    Osteotech, Inc.*                                 404,660         3,354,631
    Parexel International Corp.*                     524,670         7,995,971
    Pharmaceutical Product Development, Inc.*        328,300        10,229,828
    Renal Care Group, Inc.*                          210,500         6,462,350
    Steris Corp.*                                    496,700        10,192,284
    Sunrise Assisted Living, Inc.*                   451,000        10,521,830
    Triad Hospitals, Inc.*                           206,691         6,324,745
    Unilab Corp.*                                    214,260         4,531,599
    V. I. Technologies, Inc.*                        466,901         2,586,445
    VISX, Inc.*                                      100,150         1,505,255
                                                                --------------
                                                                $  200,091,499
------------------------------------------------------------------------------
  Oil Services - 2.3%
    Dril-Quip, Inc.*                                 112,925    $    2,646,962
    Global Industries, Inc.*                       1,420,805        12,645,165
    Houston Exploration Co.*                          56,907         1,784,034
    Input/Output, Inc.*                              731,057         5,548,723
    National Oilwell, Inc.*                           60,055         1,255,750
    Noble Drilling Corp.*                             15,500           546,065
    Pride International, Inc.*                       140,220         1,806,034
    Trico Marine Services, Inc.*                   1,610,795        11,130,593
                                                                --------------
                                                                $   37,363,326
------------------------------------------------------------------------------
  Oils - 0.6%
    Newfield Exploration Co.*                        174,700    $    6,339,863
    Oceaneering International, Inc.*                 158,400         4,316,400
                                                                --------------
                                                                $   10,656,263
------------------------------------------------------------------------------
  Pharmaceuticals - 0.6%
    Abgenix, Inc.*+                                  132,205    $    2,386,300
    Medicis Pharmaceutical Corp.*                    141,500         7,922,585
                                                                --------------
                                                                $   10,308,885
------------------------------------------------------------------------------
  Printing & Publishing - 2.4%
    Playboy Enterprises, Inc., "B"*                  758,900    $   12,423,193
    Scholastic Corp.*                                556,592        27,913,089
                                                                --------------
                                                                $   40,336,282
------------------------------------------------------------------------------
  Restaurants & Lodging - 5.4%
    AFC Enterprise, Inc.*                             64,610    $    2,062,351
    California Pizza Kitchen, Inc.*                  521,560        10,441,631
    CEC Entertainment, Inc.*                         325,600        15,661,360
    Jack in the Box, Inc.*                           558,650        15,893,593
    Outback Steakhouse, Inc.*                        451,600        16,104,056
    Papa John's International, Inc.*                 248,887         6,448,662
    RARE Hospitality International, Inc.*            133,000         3,576,370
    Sonic Corp.*                                     681,278        18,203,748
                                                                --------------
                                                                $   88,391,771
------------------------------------------------------------------------------
  Retail - 4.0%
    AnnTaylor Stores Corp.*                          180,900    $    7,445,844
    Cost Plus, Inc.*                                 229,000         5,839,500
    Dollar Tree Stores, Inc.*                        406,700        13,030,668
    Michaels Stores, Inc.*                           501,900        14,956,620
    Petco Animal Supplies, Inc.*                     108,250         2,192,062
    PETsMART, Inc.*                                   35,500           379,495
    Regis Corp.                                      547,300        13,890,474
    Talbots, Inc.                                    217,400         8,719,914
                                                                --------------
                                                                $   66,454,577
------------------------------------------------------------------------------
  Special Products & Services - 2.4%
    Career Education Corp.*                           35,100    $    1,298,349
    DeVry, Inc.*                                     301,600         9,765,808
    Edison Schools, Inc.*                          1,215,800        14,820,602
    Sylvan Learning Systems, Inc.*                   561,030        14,418,471
                                                                --------------
                                                                $   40,303,230
------------------------------------------------------------------------------
  Technology - 0.9%
    Macrovision Corp.*                               194,000    $    4,529,900
    Varian, Inc.*                                    314,420        10,724,866
                                                                --------------
                                                                $   15,254,766
------------------------------------------------------------------------------
  Telecommunications - 3.1%
    Amdocs Ltd.*                                   1,325,770    $   37,453,002
    Aware, Inc.*                                     186,680         1,198,486
    Inet Technologies, Inc.*                         486,300         4,916,493
    Lightbridge, Inc.*                               165,200         1,615,656
    Vignette Corp.*                                2,055,500         5,755,400
                                                                --------------
                                                                $   50,939,037
------------------------------------------------------------------------------
  Telecommunications - Wireline - 5.1%
    Advanced Fibre Communications, Inc.*             984,610    $   15,999,913
    Computer Network Technology Corp.*             1,102,565        13,407,190
    GlobespanVirata, Inc.*                         3,051,106        34,202,898
    ONI Systems Corp.*                             2,241,600        12,239,136
    Tekelec Co.*                                     652,940         7,639,398
                                                                --------------
                                                                $   83,488,535
------------------------------------------------------------------------------
  Trucking - 1.4%
    Heartland Express, Inc.*                         230,461    $    5,192,286
    J.B. Hunt Transport Services, Inc.*              242,000         5,679,740
    Knight Transportation, Inc.*                     161,400         3,324,840
    Swift Transportation, Inc.*                      215,000         4,663,350
    Werner Enterprises, Inc.                         143,200         3,390,976
                                                                --------------
                                                                $   22,251,192
------------------------------------------------------------------------------
Total U.S. Stocks                                               $1,476,648,711
------------------------------------------------------------------------------

Foreign Stocks - 2.1%
  Canada - 1.4%
    Zarlink Semiconductor, Inc. (Electronics)*     2,501,670    $   22,940,314
------------------------------------------------------------------------------
  Ireland - 0.2%
    SmartForce PLC (Internet)*                       262,641    $    3,611,314
------------------------------------------------------------------------------
  Israel - 0.1%
    Fundtech Ltd. (Computer Software - Systems)*     336,160    $    1,277,744
------------------------------------------------------------------------------
  Mexico - 0.4%
    Grupo Aeroportuario del Sureste S.A.
      de C.V., ADR (Transportation)*                 511,590    $    6,778,567
------------------------------------------------------------------------------
Total Foreign Stocks                                            $   34,607,939
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,469,783,884)                  $1,511,256,650
------------------------------------------------------------------------------
Warrants
------------------------------------------------------------------------------
    Martek Biosciences Corp. (Medical & Health
      Technology Services)*## (Identified Cost, $0)   33,226    $      532,945
------------------------------------------------------------------------------
Convertible Preferred Stock - 0.1%
------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Business Services - 0.1%
    Sitara Networks, Inc., "G"* (Identified Cost,
      $870,266)                                      636,430    $      865,545
------------------------------------------------------------------------------
Short-Term Obligations - 5.2%
------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
------------------------------------------------------------------------------
    Citigroup, Inc., due 3/04/02 - 3/12/02           $11,900    $   11,895,476
    Federal Home Loan Bank, due 3/13/02                4,200         4,197,592
    Ford Motor Credit Corp., due 3/14/02 - 3/18/02    10,000         9,990,879
    General Electric Capital Corp., due 3/01/02       31,764        31,764,000
    General Motors Acceptance Corp.,
      due 3/08/02 - 3/15/02                           27,800        27,779,706
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                 $   85,627,653
------------------------------------------------------------------------------

Repurchase Agreement - 2.5%
------------------------------------------------------------------------------
    Morgan Stanley, dated 02/28/02, due 03/01/02,
      total to be received $41,821,196 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                        $41,819    $   41,819,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,598,100,803)             $1,640,101,793
Other Assets, Less Liabilities - 0.4%                                6,224,352
------------------------------------------------------------------------------
Net Assets - 100.0%                                             $1,646,326,145
------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.
See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,598,100,803)    $1,640,101,793
  Investment of cash collateral for securities loaned, at
    identified cost and value                                   291,813,107
  Cash                                                                  591
  Receivable for investments sold                                26,712,725
  Receivable for fund shares sold                                 6,266,566
  Interest and dividends receivable                                 129,199
  Other assets                                                          274
                                                             --------------
      Total assets                                           $1,965,024,255
                                                             --------------
Liabilities:
  Payable for investments purchased                          $   24,240,375
  Payable for fund shares reacquired                              2,227,242
  Collateral for securities loaned, at value                    291,813,107
  Payable to affiliates -
    Management fee                                                   41,082
    Shareholder servicing agent fee                                   4,565
    Distribution and service fee                                     23,731
    Administrative fee                                                  799
  Accrued expenses and other liabilities                            347,209
                                                             --------------
      Total liabilities                                      $  318,698,110
                                                             --------------
Net assets                                                   $1,646,326,145
                                                             ==============
Net assets consist of:
  Paid-in capital                                            $1,892,355,508
  Unrealized appreciation on investments and translation
    of assets and liabilities
    in foreign currencies                                        42,000,990
  Accumulated distributions in excess of net realized
    gain on investments and foreign currency transactions      (276,616,266)
  Accumulated net investment loss                               (11,414,087)
                                                             --------------
      Total                                                  $1,646,326,145
                                                             ==============
Shares of beneficial interest outstanding                     105,889,517
                                                              ===========
Class A shares:
  Net asset value per share
    (net  assets of $1,123,772,415 / 71,983,954 shares of
      beneficial interest outstanding)                           $15.61
                                                                 ======
  Offering  price  per  share  (100  / 94.25 of net asset
    value per share)                                             $16.56
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net  assets  of  $329,678,590 / 21,476,902 shares of
      beneficial interest outstanding)                           $15.35
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net  assets  of  $132,344,465  / 8,607,287 shares of
      beneficial interest outstanding)                           $15.38
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share(net assets of $60,530,675 / 3,821,374 shares
      of beneficial interest outstanding)                        $15.84
                                                                 ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                  $  1,728,320
    Income on securities loaned                                    596,308
    Dividends                                                      366,235
                                                              ------------
      Total investment income                                 $  2,690,863
                                                              ------------
  Expenses -
    Management fee                                            $  7,103,645
    Trustees' compensation                                          60,954
    Shareholder servicing agent fee                                789,294
    Distribution and service fee (Class A)                       1,854,773
    Distribution and service fee (Class B)                       1,669,241
    Distribution and service fee (Class C)                         650,072
    Administrative fee                                              48,809
    Custodian fee                                                  209,336
    Printing                                                       127,168
    Postage                                                        117,023
    Auditing fees                                                   25,485
    Legal fees                                                       4,680
    Miscellaneous                                                1,502,280
                                                              ------------
      Total expenses                                          $ 14,162,760
    Fees paid indirectly                                           (57,810)
                                                              ------------
      Net expenses                                            $ 14,104,950
                                                              ------------
        Net investment loss                                   $(11,414,087)
                                                              ------------
Realized and unrealized gain (loss) on investments:
    Realized loss (identified cost basis) on investment
       transactions                                           $(52,863,060)
                                                              ------------
    Change in unrealized appreciation on investments          $  5,402,852
                                                              ------------
        Net realized and unrealized loss on investments
           and foreign currency                               $(47,460,208)
                                                              ------------
          Decrease in net assets from operations              $(58,874,295)
                                                              ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                   YEAR ENDED
                                                     FEBRUARY 28, 2002              AUGUST 31, 2001
                                                           (UNAUDITED)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                   $  (11,414,087)             $   (20,229,830)
  Net realized loss on investments and foreign
    currency transactions                                  (52,863,060)                (189,710,602)
  Net unrealized gain (loss) on investments and
    foreign currency translation                             5,402,852                 (193,057,978)
                                                        --------------              ---------------
      Decrease in net assets from operations            $  (58,874,295)             $  (402,998,410)
                                                        --------------              ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                     $      (15,689)             $  (138,478,479)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (4,984)                 (60,513,902)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (1,884)                 (24,813,227)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (787)                  (6,243,964)
  In excess of net realized gain on investments and
    currency transactions (Class A)                         --                          (12,904,515)
  In excess of net realized gain on investments and
    currency transactions (Class B)                         --                           (5,639,162)
  In excess of net realized gain on investments and
    currency transactions (Class C)                         --                           (2,312,292)
  In excess of net realized gain on investments and
    currency transactions (Class I)                         --                             (581,862)
  From paid-in capital (Class A)                            --                           (3,569,314)
  From paid-in capital (Class B)                            --                           (1,559,760)
  From paid-in capital (Class C)                            --                             (639,567)
  From paid-in capital (Class I)                            --                             (160,940)
                                                        --------------              ---------------
      Total distributions declared to shareholders      $      (23,344)             $  (257,416,984)
                                                        --------------              ---------------
Net increase in net assets from fund share
transactions                                            $  113,133,234              $   626,356,900
                                                        --------------              ---------------
      Total increase (decrease) in net assets           $   54,235,595              $   (34,058,494)
Net assets:
  At beginning of period                                 1,592,090,550                1,626,149,044
                                                        --------------              ---------------

  At end of period (including accumulated net
    investment loss of $11,414,087 and $0,
    respectively)                                       $1,646,326,145               $1,592,090,550
                                                        ==============               ==============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,                   PERIOD ENDED
                                   SIX MONTHS ENDED        -------------------------------------------------       AUGUST 31,
                                  FEBRUARY 28, 2002             2001           2000         1999        1998            1997*
                                        (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                            CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $16.17           $25.00         $14.59       $10.65      $13.07           $10.00
                                             ------           ------         ------       ------      ------           ------

Income (loss) from investment operations# -
  Net investment income (loss)(S)            $(0.10)          $(0.20)        $(0.26)      $(0.16)     $(0.11)          $ 0.98
  Net realized and unrealized gain (loss) on
    investments and foreign currency          (0.46)           (5.02)         11.28         4.24       (0.36)            2.09
                                             ------           ------         ------       ------      ------           ------
      Total from investment operations       $(0.56)          $(5.22)        $11.02       $ 4.08      $(0.47)          $ 3.07
                                             ------           ------         ------       ------      ------           ------
Less distributions declared to shareholders -
  From net investment income                 $ --             $ --           $ --         $ --        $(0.72)          $ --
  From net realized gain on investments
    and foreign currency transactions          --  +++         (3.23)         (0.61)       (0.14)      (1.23)            --
  In excess of net realized gain on
    investments and foreign currency
    transactions                               --              (0.30)          --           --          --               --
  From paid-in capital                         --              (0.08)          --           --          --               --
                                             ------           ------         ------       ------      ------           ------
      Total distributions declared to
        shareholders                         $ --  +++        $(3.61)        $(0.61)      $(0.14)     $(1.95)          $ --
                                             ------           ------         ------       ------      ------           ------
Net asset value - end of period              $15.61           $16.17         $25.00       $14.59      $10.65           $13.07
                                             ======           ======         ======       ======      ======           ======
Total return(+)                               (3.46)%++       (22.37)%        76.63%       38.44%      (4.88)%          30.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                   1.62%+           1.52%          1.53%        1.51%       1.53%            1.54%+
  Net investment income (loss)                (1.27)%+         (1.06)%        (1.17)%      (1.13)%     (0.82)%          12.41%+
Portfolio turnover                               49%              49%           103%         104%        196%             887%
Net assets at end of period (000
 Omitted)                                $1,123,772       $1,050,554       $904,142     $248,710     $63,740             $536

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1, 1997, through December 31, 1999, and 0.30% through August 31, 2000. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund at not more than 1.50% of the fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees. To the extent actual expenses were over/under these limitations and the waivers had not been in place for the periods indicated, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)           $ --             $ --           $(0.26)      $(0.17)     $(0.12)          $ 0.89
      Ratios (to average net assets):
        Expenses##                             --               --             1.51%        1.57%       1.63%            3.10%+
        Net investment income (loss)           --               --            (1.15)%      (1.19)%     (0.92)%          10.81%+
*   For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## atios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                      SIX MONTHS ENDED         ------------------------------------------        AUGUST 31,
                                     FEBRUARY 28, 2002               2001             2000           1999             1998*
                                           (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                               CLASS B
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $15.95             $24.71           $14.46         $10.60            $11.80
                                                ------             ------           ------         ------            ------
Income (loss) from investment operations# -
  Net investment loss(S)                        $(0.15)            $(0.32)          $(0.39)        $(0.24)           $(0.17)
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (0.45)             (4.97)           11.17           4.21             (1.03)
                                                ------             ------           ------         ------            ------
      Total from investment operations          $(0.60)            $(5.29)          $10.78         $ 3.97            $(1.20)
                                                ------             ------           ------         ------            ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions           $ --  +++          $(3.10)          $(0.53)        $(0.11)           $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --                (0.29)            --             --                --
  From paid-in capital                            --                (0.08)            --             --                --
                                                ------             ------           ------         ------            ------
      Total distributions declared to
        shareholders                            $ --  +++          $(3.47)          $(0.53)        $(0.11)           $ --
                                                ------             ------           ------         ------            ------
Net asset value - end of period                 $15.35             $15.95           $24.71         $14.46            $10.60
                                                ======             ======           ======         ======            ======
Total return                                     (3.76)%++         (22.92)%          75.50%         37.56%           (10.17)%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                      2.27%+             2.17%            2.18%          2.16%             2.18%+
  Net investment loss                            (1.92)%+           (1.70)%          (1.81)%        (1.76)%           (1.49)%+
Portfolio turnover                                  49%                49%             103%           104%              196%
Net assets at end of period
 (000 Omitted)                                $329,679           $352,886         $483,805       $174,488           $82,032

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets through August 31, 2000.
    Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% average daily net assets. To the extent actual expenses were over/under these limitations, the net investment loss per share and the ratios would have been:
      Net investment loss                       $ --               $ --             $(0.39)        $(0.25)           $(0.18)
      Ratios (to average net assets):
        Expenses##                                --                 --               2.16%          2.22%             2.28%+
        Net investment loss                       --                 --              (1.79)%        (1.82)%           (1.59)%+
  * For the period from the inception of Class B shares, November 3, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                      SIX MONTHS ENDED         ------------------------------------------        AUGUST 31,
                                     FEBRUARY 28, 2002               2001             2000           1999             1998*
                                           (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $15.97             $24.73           $14.47         $10.61            $11.80
                                                ------             ------           ------         ------            ------
Income (loss) from investment operations# -
  Net investment loss(S)                        $(0.15)            $(0.32)          $(0.39)        $(0.24)           $(0.17)
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (0.44)             (4.97)           11.18           4.21             (1.02)
                                                ------             ------           ------         ------            ------
      Total from investment operations          $(0.59)            $(5.29)          $10.79         $ 3.97            $(1.19)
                                                ------             ------           ------         ------            ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions           $ --  +++          $(3.10)          $(0.53)        $(0.11)           $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --                (0.29)            --             --                --
  From paid-in capital                            --                (0.08)            --             --                --
                                                ------             ------           ------         ------            ------
      Total distributions declared to
        shareholders                            $ --  +++          $(3.47)          $(0.53)        $(0.11)           $ --
                                                ------             ------           ------         ------            ------
Net asset value - end of period                 $15.38             $15.97           $24.73         $14.47            $10.61
                                                ======             ======           ======         ======            ======
Total return                                     (3.75)%++         (22.87)%          75.57%         37.53%           (10.08)%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                      2.27%+             2.17%            2.18%          2.16%             2.18%+
  Net investment loss                            (1.92)%+           (1.70)%          (1.79)%        (1.78)%           (1.51)%+
Portfolio turnover                                  49%                49%             103%           104%              196%
Net assets at end of period
 (000 Omitted)                                $132,344           $136,530         $202,891        $74,493           $24,450

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets from January 1, 2000, through
    August 31, 2000. Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% average daily net assets. To the extent actual expenses were over/under these limitations, the net investment loss per share and the ratios would have been:
      Net investment loss                      $  --              $  --             $(0.39)        $(0.25)           $(0.17)
      Ratios (to average net assets):
        Expenses##                                --                 --               2.16%          2.22%             2.28%+
        Net investment loss                       --                 --              (1.77)%        (1.84)%           (1.61)%+
   * For the period from the inception of Class C shares, November 3, 1997, through August 31, 1998.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,                   PERIOD ENDED
                                   SIX MONTHS ENDED        -------------------------------------------------       AUGUST 31,
                                  FEBRUARY 28, 2002             2001           2000         1999        1998            1997*
                                        (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                            CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $16.37           $25.26         $14.71       $10.70      $13.08           $10.00
                                             ------           ------         ------       ------      ------           ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)            $(0.07)          $(0.13)        $(0.18)      $(0.11)     $(0.03)          $ 1.01
  Net realized and unrealized gain (loss) on
    investments and foreign currency          (0.46)           (5.09)         11.37         4.27       (0.40)            2.07
                                             ------           ------         ------       ------      ------           ------
      Total from investment operations       $(0.53)          $(5.22)        $11.19       $ 4.16      $(0.43)          $ 3.08
                                             ------           ------         ------       ------      ------           ------
Less distributions declared to shareholders -
  From net investment income                 $ --             $ --           $ --         $ --        $(0.72)          $ --
  From net realized gain on investments
    and foreign currency transactions          --  +++         (3.28)         (0.64)       (0.15)      (1.23)            --
  In excess of net realized gain on
    investment and foreign currency
    transactions                               --              (0.31)          --           --          --               --
  From paid-in capital                         --              (0.08)          --           --          --               --
                                             ------           ------         ------       ------      ------           ------
      Total distributions declared to
        shareholders                         $ --  +++        $(3.67)        $(0.64)      $(0.15)     $(1.95)          $ --
                                             ------           ------         ------       ------      ------           ------
Net asset value - end of period              $15.84           $16.37         $25.26       $14.71      $10.70           $13.08
                                             ======           ======         ======       ======      ======           ======
Total return                                  (3.30)%++       (22.09)%        77.22%       39.06%      (4.50)%          30.80%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                   1.27%+           1.17%          1.18%        1.16%       1.18%            1.54%+
  Net investment income (loss)                (0.92)%+         (0.71)%        (0.83)%      (0.77)%     (0.21)%          12.65%+
Portfolio turnover                               49%              49%           103%         104%        196%             887%
Net assets at end of period (000
 Omitted)                                   $60,531          $52,121        $35,311       $9,973      $3,321           $1,494

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1, 1997, through December 31, 1999, and 0.30% through August 31, 2000. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund at not more than 1.50% of the fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees. To the extent actual expenses were over/under these limitations and the waivers had not been in place for the periods indicated, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)           $ --             $ --           $(0.18)      $(0.12)     $(0.03)          $ 0.92
      Ratios (to average net assets):
        Expenses##                             --               --             1.16%        1.22%       1.28%            2.52%+
        Net investment income (loss)           --               --            (0.81)%      (0.83)%     (0.31)%          11.63%+
  * For the period from the commencement of the fund's investmentoperations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2002, the value of securities loaned was $279,812,802. These loans were collateralized by U.S. Treasury securities of $385,062 and cash of $291,813,107 which was invested in the following short-term obligations:

                                                              IDENTIFIED COST
                                                    SHARES          AND VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   291,813,107       $291,813,107

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $49,362 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $8,448 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended August 31, 2001, and August 31, 2000, was as follows:

                                            AUGUST 31, 2001    AUGUST 31, 2000
------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                            $207,316,783        $21,283,678
    Long-term capital gain                       44,170,620             25,487
                                               ------------        -----------
                                               $251,487,403        $21,309,165
    Total Return of capital                       5,929,581             --
                                               ------------        -----------
Total Distributions Paid                       $257,416,984        $21,309,165
                                               ============        ===========

As of August 31, 2001, the components of accumulated losses on a tax basis were as follows:

Unrealized loss                                     (181,728,872)

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund's average daily net assets. The investment adviser has voluntarily agreed to reduce the management fee to 0.85% for assets in excess of $3 billion. This voluntary reduction in the management fee effective January 2, 2002, may be rescinded by MFS only with the approval of the fund's Board of Trustees.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $37,041 for the six months ended February 28, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $23,391 for the six months ended February 28, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $30,675 for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $9,206 and $15,859 for Class B and Class C shares, respectively, for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2002, were $2,242, $185,843 and $3,227 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $835,481,359 and $698,515,661, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,598,100,803
                                                               --------------
Gross unrealized appreciation                                  $  260,208,830
Gross unrealized depreciation                                    (218,207,840)
                                                               --------------
    Net unrealized appreciation                                $   42,000,990
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002                 YEAR ENDED AUGUST 31, 2001
                               ----------------------------------             ------------------------------
                                          SHARES           AMOUNT                    SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                           20,648,158    $ 323,857,503                43,111,399    $ 802,444,680
Shares issued to shareholders in
  reinvestment of distributions              714           11,927                 6,389,284      115,326,012
Shares reacquired                    (13,648,589)    (213,724,726)              (20,675,478)    (379,741,445)
                                   -------------    -------------             -------------    -------------
    Net increase                       7,000,283    $ 110,144,704                28,825,205    $ 538,029,247
                                   =============    =============             =============    =============

Class B shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002                 YEAR ENDED AUGUST 31, 2001
                               ----------------------------------             ------------------------------
                                          SHARES           AMOUNT                    SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            2,090,784    $  32,862,569                 3,514,112    $  63,870,426
Shares issued to shareholders in
  reinvestment of distributions              305            5,038                 3,358,351       60,081,449
Shares reacquired                     (2,741,618)     (42,413,619)               (4,323,380)     (77,333,192)
                                   -------------    -------------             -------------    -------------
    Net increase (decrease)             (650,529)   $  (9,546,012)                2,549,083    $  46,618,683
                                   =============    =============             =============    =============

Class C shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002                 YEAR ENDED AUGUST 31, 2001
                               ----------------------------------             ------------------------------
                                          SHARES           AMOUNT                    SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            1,076,992    $  17,757,020                 1,657,434    $  30,606,608
Shares issued to shareholders in
  reinvestment of distributions               91            1,492                 1,232,852       22,080,381
Shares reacquired                     (1,017,171)     (15,606,628)               (2,546,141)     (45,924,092)
                                   -------------    -------------             -------------    -------------
    Net increase                          59,912    $   2,151,884                   344,145    $   6,762,897
                                   =============    =============             =============    =============

Class I shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002                 YEAR ENDED AUGUST 31, 2001
                               ----------------------------------             ------------------------------
                                          SHARES           AMOUNT                    SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            1,171,601    $  18,904,210                 2,084,986    $  40,422,903
Shares issued to shareholders in
  reinvestment of distributions               45              756                   346,411        6,318,532
Shares reacquired                       (533,475)      (8,522,308)                 (646,284)     (11,795,362)
                                   -------------    -------------             -------------    -------------
    Net increase                         638,171    $  10,382,658                 1,785,113    $  34,946,073
                                   =============    =============             =============    =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2002, was $8,747. The fund had no borrowings during the period.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At February 28, 2002, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.48% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                           DATE OF
DESCRIPTION                            ACQUISITION           SHARE AMOUNT                COST               VALUE
-----------------------------------------------------------------------------------------------------------------
Abgenix, Inc.                             10/31/00                132,205          $9,254,350          $2,386,300
Cyberonics, Inc.                           2/12/01                372,300           6,701,400           5,487,702
                                                                                                       ----------
                                                                                                       $7,874,002
                                                                                                       ==========

MFS(R) NEW DISCOVERY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President Massachusetts Financial            Private investor; Rockefeller Financial Services,
Services Company, Chairman and Chief Executive            Inc. (investment advisers), Chairman and Chief
Officer                                                   Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)        General Partner (since 1993); Paragon Trade
Trustee                                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                 Private investor; Sundstrand Corporation
                                                          (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                    industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy             (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,                ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                    Treasurer
Massachusetts Financial Services Company, Chairman        Massachusetts Financial Services Company, Vice
and Chief Executive Officer                               President (since August 2000); UAM Fund Services,
                                                          Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior          Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel              President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                 JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice            Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc.
500 Boylston Street                                       P.O. Box 2281
Boston, MA 02116-3741                                     Boston, MA 02107-9906

DISTRIBUTOR                                               For general information, call toll free:
MFS Fund Distributors, Inc.                               1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                       8 p.m. Eastern time.
Boston, MA 02116-3741
                                                          For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                         individuals, call toll free: 1-800-637-6576 any
Neil D. Wagner+                                           business day from 9 a.m. to 5 p.m. Eastern time.
                                                          (To use this service, your phone must be equipped
CUSTODIAN                                                 with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                          For share prices, account balances, exchanges or
INVESTOR INFORMATION                                      stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your            1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information            touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a        WORLD WIDE WEB
message anytime).                                         www.mfs.com

+  MFS Investment Management

MFS(R) NEW DISCOVERY FUND                                         -------------
                                                                    PRSRT STD
                                                                  U. S. Postage
[Logo] M F S(R)                                                       Paid
INVESTMENT MANAGEMENT                                                  MFS
                                                                  -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                MND-3 4/02 172.5M 97/297/397/897